POWERSHARES QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED APRIL 27, 2018

TO THE PROSPECTUS DATED JANUARY 31, 2018

Invesco PowerShares Capital Management LLC (the “Sponsor”) and The Bank of New York Mellon (the “Trustee”), as Sponsor and Trustee, respectively, have approved changing the name of PowerShares QQQ TrustSM, Series 1 (the “Trust”) to Invesco QQQ TrustSM, Series 1, effective June 4, 2018. In addition, effective on or about June 4, 2018, the name of the Sponsor is changing from “Invesco PowerShares Capital Management LLC” to “Invesco Capital Management LLC.”

Accordingly, the following changes to the prospectus will be effective on or about June 4, 2018:

•	all references to “PowerShares QQQ TrustSM, Series “1 and “PowerShares QQQ Trust” are changed to “Invesco QQQ TrustSM, Series 1” and “Invesco QQQ Trust,” respectively;

•	all references to “PowerShares QQQ SharesSM” are changed to “Invesco QQQ SharesSM”;

•	all references to “Invesco PowerShares Capital Management LLC” are changed to “Invesco Capital Management LLC”;

•	any and all references to “Invesco PowerShares family of U.S. exchange-traded funds” are changed to “Invesco family of U.S. exchange-traded funds”; and

•	all other references to “PowerShares” are changed to “Invesco.”

Please Retain This Supplement for Future Reference.

P-QQQ-PRO-1-SUP-1